                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2004
                           --------------------------


                          DATATRAK International, Inc.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Ohio                              000-20699                       34-1685364
--------------------                    -----------                     ------------
(State or other                         (Commission                   (I.R.S. Employer
 jurisdiction of                        File Number)                Identification No.)
 incorporation)


6150 Parkland Boulevard, Mayfield Heights, Ohio                            44124
---------------------------------------------------------------------------------------
    (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:       (440) 443-0082
                                                     -------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 12.          Results of Operations and Financial Condition.
                  ----------------------------------------------

                  On August 10, 2004, DATATRAK International, Inc. (the "Company") issued a press release relating to the Company's earnings for the three and six months ended June 30, 2004. A copy of the press release is attached to this report as
                  Exhibit 99.1.

                  In addition, on August 10, 2004, the Company held an earnings conference call relating to its financial results for the three and six months ended June 30, 2004. The full transcript of the call is attached hereto as Exhibit 99.2 to this report.

                  The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DATATRAK INTERNATIONAL, INC.



Date:  August 17, 2004          By:    /s/ Terry C. Black
                                   --------------------------------------------
                                     Terry C. Black
                                     Vice President of Finance, Chief Financial
                                     Officer, Treasurer and Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------

        Exhibit         Description of Exhibit
        -------         ----------------------

        99.1            Press Release, dated August 10, 2004.

        99.2            Transcript of August 10, 2004 earnings conference call.



                                       E-1